UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21400

Eaton Vance Tax-Advantaged Dividend Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2021

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Tax-Advantaged Dividend Income Fund (EVT)

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.1450 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report April 30, 2021

Eaton Vance

Tax-Advantaged Dividend Income Fund

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Performance1,2

Portfolio Managers Edward J. Perkin, CFA, Michael A. Allison, CFA, John H. Croft, CFA, Aaron S. Dunn, CFA and Bradley Galko, CFA

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Ten Years

Fund at NAV	09/30/2003	37.09%	51.66%	14.33%	11.81%
Fund at Market Price	—	50.58	57.71	14.96	12.51

Russell 1000® Value Index	—	36.30%	45.92%	12.15%	11.13%
ICE BofA Fixed Rate Preferred Securities Index	—	4.38	10.65	5.91	6.32
Blended Index	—	26.06	34.58	10.45	9.84

% Premium/Discount to NAV[3]

					–2.08%

Distributions[4]

Total Distributions per share for the period					$0.870
Distribution Rate at NAV					6.25%
Distribution Rate at Market Price					6.39

% Total Leverage[5]

Borrowings					17.94%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)

Top 10 Holdings (% of total investments)6

JPMorgan Chase & Co.	3.3%

Alphabet, Inc., Class C	2.5

Johnson & Johnson	2.4

Walt Disney Co. (The)	2.2

Medtronic PLC	2.2

Verizon Communications, Inc.	1.9

Bank of America Corp.	1.9

Fidelity National Information Services, Inc.	1.8

Walmart, Inc.	1.6

Goldman Sachs Group, Inc. (The)	1.6

Total	21.4%

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. ICE BofA Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 70% Russell 1000® Value Index and 30% ICE BofA Fixed Rate Preferred Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]	Performance results reflect the effects of leverage.

[3]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed- End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective July 1, 2021, the portfolio managers of the Fund will be Edward J. Perkin, John H. Croft, Aaron S. Dunn, Bradley Galko and Derek J.V. DiGregorio.

4

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Portfolio of Investments (Unaudited)

Common Stocks — 94.2%
Security	Shares	Value

Aerospace & Defense — 3.2%

Hexcel Corp.(1)(2)	357,373	$20,159,411

Huntington Ingalls Industries, Inc.	166,213	35,290,344

Textron, Inc.	138,791	8,915,934

		$64,365,689

Air Freight & Logistics — 1.2%

C.H. Robinson Worldwide, Inc.(1)	254,009	$24,659,194

		$24,659,194

Automobiles — 0.8%

General Motors Co.	280,678	$16,060,395

		$16,060,395

Banks — 9.9%

Bank of America Corp.	1,143,482	$46,345,326

JPMorgan Chase & Co.(1)	528,940	81,356,262

KeyCorp.(1)	1,298,953	28,265,217

PNC Financial Services Group, Inc. (The)	26,157	4,890,051

Truist Financial Corp.	606,336	35,961,788

Wells Fargo & Co.	145,704	6,563,965

		$203,382,609

Beverages — 2.3%

Constellation Brands, Inc., Class A	106,237	$25,530,876

PepsiCo, Inc.(1)	149,613	21,568,210

		$47,099,086

Biotechnology — 1.5%

AbbVie, Inc.	138,854	$15,482,221

Neurocrine Biosciences, Inc.(2)	166,623	15,744,207

		$31,226,428

Building Products — 1.7%

Johnson Controls International PLC	543,505	$33,882,102

		$33,882,102

Capital Markets — 4.2%

Charles Schwab Corp. (The)	206,260	$14,520,704

Goldman Sachs Group, Inc. (The)(1)	113,204	39,445,934

Raymond James Financial, Inc.	101,927	13,330,013

S&P Global, Inc.	49,025	19,138,870

		$86,435,521

Security	Shares	Value

Communications Equipment — 1.7%

Cisco Systems, Inc.	662,822	$33,744,268

		$33,744,268

Construction & Engineering — 0.0%

Abengoa S.A., Class A(2)(3)	571,132	$0

Abengoa S.A., Class B(2)(3)	5,905,644	0

		$0

Containers & Packaging — 1.8%

Ball Corp.	178,956	$16,757,440

Packaging Corp. of America	140,126	20,689,604

		$37,447,044

Diversified Telecommunication Services — 2.3%

Verizon Communications, Inc.	825,431	$47,701,658

		$47,701,658

Electric Utilities — 3.5%

Edison International	565,948	$33,645,608

NextEra Energy, Inc.	480,270	37,225,728

		$70,871,336

Electrical Equipment — 1.4%

Eaton Corp. PLC	202,956	$29,008,501

		$29,008,501

Entertainment — 2.7%

Walt Disney Co. (The)(1)(2)	298,943	$55,609,377

		$55,609,377

Equity Real Estate Investment Trusts (REITs) — 4.4%

Cousins Properties, Inc.	438,439	$16,077,558

CubeSmart	423,209	17,918,669

EastGroup Properties, Inc.	158,880	25,207,901

Mid-America Apartment Communities, Inc.	192,694	30,316,547

		$89,520,675

Food & Staples Retailing — 1.9%

Walmart, Inc.	284,128	$39,752,349

		$39,752,349

5	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Food Products — 2.4%

General Mills, Inc.(1)	120,731	$7,347,688

Lamb Weston Holdings, Inc.	177,794	14,312,417

Mondelez International, Inc., Class A	446,738	27,166,138

		$48,826,243

Health Care Equipment & Supplies — 3.8%

Abbott Laboratories	181,772	$21,827,182

Medtronic PLC	421,275	55,153,323

		$76,980,505

Health Care Providers & Services — 1.1%

UnitedHealth Group, Inc.(1)	57,374	$22,880,751

		$22,880,751

Hotels, Restaurants & Leisure — 0.5%

Starbucks Corp.	81,305	$9,308,609

		$9,308,609

Insurance — 5.9%

Allstate Corp. (The)	183,997	$23,330,820

American International Group, Inc.(1)	627,891	30,421,319

Arch Capital Group, Ltd.(1)(2)	760,958	30,217,642

Reinsurance Group of America, Inc.	113,823	14,857,316

Travelers Cos., Inc. (The)	140,361	21,708,232

		$120,535,329

Interactive Media & Services — 3.0%

Alphabet, Inc., Class C(1)(2)	25,361	$61,123,053

		$61,123,053

IT Services — 4.6%

Cognizant Technology Solutions Corp., Class A	395,804	$31,822,642

Euronet Worldwide, Inc.(2)	120,131	17,230,389

Fidelity National Information Services, Inc.	297,975	45,560,377

		$94,613,408

Life Sciences Tools & Services — 1.5%

Thermo Fisher Scientific, Inc.	40,789	$19,180,211

Waters Corp.(2)	38,250	11,470,028

		$30,650,239

Machinery — 3.7%

Caterpillar, Inc.	61,877	$14,114,762

Ingersoll Rand, Inc.(2)	298,038	14,726,058

Security	Shares	Value

Machinery (continued)

Parker-Hannifin Corp.	28,254	$8,866,388

Stanley Black & Decker, Inc.	163,087	33,721,499

Westinghouse Air Brake Technologies Corp.	47,696	3,914,411

		$75,343,118

Media — 0.9%

Fox Corp., Class A	510,076	$19,087,044

		$19,087,044

Metals & Mining — 0.9%

Steel Dynamics, Inc.(1)	333,656	$18,090,828

		$18,090,828

Multi-Utilities — 2.6%

CMS Energy Corp.	353,147	$22,739,135

Sempra Energy	215,506	29,647,161

		$52,386,296

Oil, Gas & Consumable Fuels — 4.2%

Chevron Corp.(1)	335,655	$34,595,961

EOG Resources, Inc.	229,926	16,931,751

EQT Corp.(1)(2)	535,724	10,232,328

Phillips 66	176,386	14,271,391

Valero Energy Corp.	137,256	10,151,454

		$86,182,885

Personal Products — 0.9%

Estee Lauder Cos., Inc. (The), Class A	60,964	$19,130,503

		$19,130,503

Pharmaceuticals — 6.5%

Johnson & Johnson(1)	371,557	$60,463,470

Royalty Pharma PLC, Class A(1)	274,827	12,092,388

Sanofi	278,503	29,198,886

Zoetis, Inc.	181,489	31,403,042

		$133,157,786

Road & Rail — 0.7%

CSX Corp.	131,183	$13,216,687

		$13,216,687

Semiconductors & Semiconductor Equipment — 1.1%

Intel Corp.	210,299	$12,098,501

QUALCOMM, Inc.	74,970	10,405,836

		$22,504,337

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Software — 0.6%

VMware, Inc., Class A(2)	81,436	$13,097,352

		$13,097,352

Specialty Retail — 2.3%

Best Buy Co., Inc.	214,763	$24,970,494

Lowe’s Cos., Inc.	59,081	11,594,646

TJX Cos., Inc. (The)	145,581	10,336,251

		$46,901,391

Technology Hardware, Storage & Peripherals — 0.8%

Apple, Inc.(1)	59,265	$7,790,977

HP, Inc.	264,165	9,010,668

		$16,801,645

Textiles, Apparel & Luxury Goods — 1.7%

Capri Holdings, Ltd.(2)	411,935	$22,689,380

PVH Corp.(2)	101,966	11,540,512

		$34,229,892

Total Common Stocks (identified cost $1,330,072,823)		$1,925,814,133

Corporate Bonds — 17.0%
Security	Principal Amount (000’s omitted)	Value

Automobiles — 0.2%

General Motors Financial Co., Inc., Series C, 5.70% to 9/30/30(4)(5)	$3,887	$4,353,440

		$4,353,440

Banks — 8.8%

Banco Davivienda S.A., 6.65% to 4/22/31(4)(5)(6)	$1,800	$1,840,680

Banco Mercantil del Norte S.A./Grand Cayman:

7.50% to 6/27/29(4)(5)(6)	4,421	4,907,796

7.625% to 1/10/28(4)(5)(6)	2,101	2,333,612

8.375% to 10/14/30(4)(5)(6)	2,300	2,736,310

Barclays PLC:

6.125% to 12/15/25(4)(5)	5,000	5,535,350

7.875% to 3/15/22(4)(5)(7)	6,393	6,724,637

BNP Paribas S.A., 4.625% to 2/25/31(4)(5)(6)	6,987	7,109,272

Citigroup, Inc.:

5.95% to 1/30/23(4)(5)	3,850	4,073,781

Series M, 6.30% to 5/15/24(4)(5)	9,050	9,759,497

Comerica, Inc., 5.625% to 7/1/25(4)(5)	5,553	6,184,655

Security	Principal Amount (000’s omitted)	Value

Banks (continued)

Credit Suisse Group AG:

4.50% to 9/3/30(4)(5)(6)	$5,626	$5,386,895

7.50% to 7/17/23(4)(5)(6)	10,607	11,373,886

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(4)(5)(6)	5,827	6,285,876

HSBC Holdings PLC:

4.60% to 12/17/30(4)(5)	3,835	3,902,113

6.375% to 9/17/24(4)(5)	2,376	2,595,780

6.875% to 6/1/21(4)(5)	8,429	8,447,544

Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(4)(5)	5,549	6,479,845

ING Groep NV, 6.50% to 4/16/25(4)(5)	4,900	5,466,685

JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(4)(5)	12,014	13,087,751

Lloyds Banking Group PLC, 7.50% to 6/27/24(4)(5)	11,145	12,617,143

Natwest Group PLC:

6.00% to 12/29/25(4)(5)	3,129	3,469,122

8.00% to 8/10/25(4)(5)	8,348	9,850,807

Regions Financial Corp., Series D, 5.75% to 6/15/25(4)(5)	2,833	3,165,878

Societe Generale S.A., 5.375% to 11/18/30(4)(5)(6)	11,823	12,325,477

Standard Chartered PLC:

4.75% to 1/14/31(4)(5)(6)	4,440	4,510,263

6.00% to 7/26/25(4)(5)(6)	5,938	6,505,376

SVB Financial Group, 4.10% to 2/15/31(4)(5)	2,774	2,796,539

Truist Financial Corp.:

Series P, 4.95% to 9/1/25(4)(5)	2,775	3,059,438

Series Q, 5.10% to 3/1/30(4)(5)	3,445	3,841,416

Zions Bancorp NA, 5.80% to 6/15/23(4)(5)	2,743	2,839,005

		$179,212,429

Capital Markets — 1.2%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(4)	$6,430	$6,721,279

Charles Schwab Corp. (The), Series I, 4.00% to 6/1/26(4)(5)	12,298	12,667,678

UBS Group AG:

4.375% to 2/10/31(4)(5)(6)	1,499	1,497,141

6.875% to 8/7/25(4)(5)(7)	4,298	4,896,931

		$25,783,029

Diversified Financial Services — 0.5%

Discover Financial Services, Series D, 6.125% to 6/23/25(4)(5)	$4,538	$5,133,612

Textron Financial Corp., 1.929%, (3 mo. USD LIBOR + 1.735%), 2/15/67(6)(8)	3,129	2,542,313

Unifin Financiera SAB de CV, 7.375%, 2/12/26(6)	2,410	2,277,450

		$9,953,375

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 1.6%

Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(4)	$5,475	$6,347,414

NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, 5/1/79(4)	6,305	7,345,821

Sempra Energy, 4.875% to 10/15/25(4)(5)	10,520	11,534,549

Southern California Edison Co., Series E, 6.25% to 2/1/22(4)(5)	3,225	3,290,306

Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(4)	4,320	4,438,682

		$32,956,772

Food Products — 0.8%

Land O’ Lakes, Inc., 8.00%(5)(6)	$15,940	$16,976,100

		$16,976,100

Gas Utilities — 0.5%

NiSource, Inc., 5.65% to 6/15/23(4)(5)	$9,015	$9,431,944

		$9,431,944

Insurance — 0.4%

QBE Insurance Group, Ltd., 5.875% to 5/12/25(4)(5)(6)	$7,054	$7,662,407

		$7,662,407

Multi-Utilities — 0.8%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(4)(5)	$11,713	$12,496,307

Dominion Resources, Inc., 5.75% to 10/1/24, 10/1/54(4)	4,430	4,875,816

		$17,372,123

Oil, Gas & Consumable Fuels — 1.9%

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(4)(5)	$11,560	$10,606,300

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(4)(5)	17,965	12,485,675

Gran Tierra Energy, Inc., 7.75%, 5/23/27(6)	3,970	3,366,560

Odebrecht Oil & Gas Finance, Ltd., 0.00%(5)(6)	1	8

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(4)(5)	14,630	12,179,475

		$38,638,018

Pipelines — 0.3%

Energy Transfer, L.P., Series B, 6.625% to 2/15/28(4)(5)	$6,395	$6,043,275

		$6,043,275

Total Corporate Bonds (identified cost $334,173,004)		$348,382,912

Exchange-Traded Funds — 1.8%
Security	Shares	Value

Equity Funds — 1.8%

Global X U.S. Preferred ETF	587,400	$15,119,676

iShares Preferred & Income Securities ETF	580,806	22,477,192

Total Exchange-Traded Funds (identified cost $35,662,705)		$37,596,868

Preferred Stocks — 8.8%
Security	Shares	Value

Banks — 2.1%

AgriBank FCB, 6.875% to 1/1/24(4)	92,513	$10,107,045

CoBank ACB, Series F, 6.25% to 10/1/22(4)	78,033	8,408,056

Farm Credit Bank of Texas, 6.75% to 9/15/23(4)(6)	13,800	1,518,000

JPMorgan Chase & Co., Series JJ, 4.55%	90,400	2,350,400

Signature Bank, Series A, 5.00%	223,000	5,719,950

Texas Capital Bancshares, Inc., 6.50%	53,153	1,350,086

Wells Fargo & Co.:

Series L, 7.50% (Convertible)	4,925	7,061,564

Series Z, 4.75%	220,370	5,670,120

		$42,185,221

Capital Markets — 0.6%

Affiliated Managers Group, Inc., 4.75%	102,850	$2,636,046

KKR Group Finance Co. IX, LLC, 4.625%	336,000	8,643,600

		$11,279,646

Electric Utilities — 1.2%

Brookfield BRP Holdings Canada, Inc., 4.625%	338,000	$8,314,800

SCE Trust III, Series H, 5.75% to 3/15/24(4)	144,191	3,662,451

SCE Trust IV, Series J, 5.375% to 9/15/25(4)	70,515	1,769,927

SCE Trust V, Series K, 5.45% to 3/15/26(4)	130,020	3,316,810

Southern Co. (The), 4.95%	258,000	6,852,480

		$23,916,468

Equity Real Estate Investment Trusts (REITs) — 0.3%

SITE Centers Corp., Series A, 6.375%	250,625	$6,631,538

		$6,631,538

Food Products — 0.7%

Dairy Farmers of America, Inc., 7.875%(6)	94,450	$9,492,225

Ocean Spray Cranberries, Inc., Series A, 6.25%(6)	57,835	5,385,884

		$14,878,109

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.2%

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(4)	120,475	$3,345,892

		$3,345,892

Insurance — 1.1%

American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25(4)	375,265	$10,529,936

Athene Holding, Ltd., Series C, 6.375% to 6/30/25(4)	444,000	12,503,040

		$23,032,976

Oil, Gas & Consumable Fuels — 0.7%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(4)	733,275	$15,252,120

		$15,252,120

Pipelines — 0.4%

Energy Transfer Operating, L.P.:

Series C, 7.375% to 5/15/23(4)	210,000	$5,046,300

Series E, 7.60% to 5/15/24(4)	108,840	2,642,635

		$7,688,935

Real Estate Management & Development — 1.0%

Brookfield Property Partners, L.P.:

Series A, 5.75%	407,092	$9,648,080

Series A-1, 6.50%	185,075	4,706,457

Series A2, 6.375%	242,352	6,121,812

		$20,476,349

Wireless Telecommunication Services — 0.5%

United States Cellular Corp., 5.50%	396,000	$10,129,680

		$10,129,680

Total Preferred Stocks (identified cost $175,653,670)		$178,816,934

Total Investments — 121.8%(9) (identified cost $1,875,562,202)		$2,490,610,847

Other Assets, Less Liabilities — (21.8)%		$(445,296,273)

Net Assets — 100.0%		$2,045,314,574

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	All or a portion of this security was on loan at April 30, 2021 pursuant to the Liquidity Agreement (see Note 7). The aggregate market value of securities on loan at April 30, 2021 was $371,977,398.
(2)	Non-income producing security.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)	Security converts to variable rate after the indicated fixed-rate coupon period.

(5)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(6)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $116,033,531 or 5.7% of the Fund’s net assets.

(7)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At April 30, 2021, the aggregate value of these securities is $11,621,568 or 0.6% of the Fund’s net assets.

(8)	Variable rate security. The stated dividend/interest rate represents the rate in effect at April 30, 2021.

(9)	The Fund has granted a security interest in all the Fund’s investments, unless otherwise pledged, in connection with the Liquidity Agreement (see Note 7).

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value

United States	87.9%	$2,190,427,932

United Kingdom	3.1	76,250,523

France	2.0	48,633,635

Ireland	1.4	35,729,780

Bermuda	1.2	30,217,642

Switzerland	0.9	23,154,853

Canada	0.9	21,374,666

Mexico	0.5	12,255,168

Australia	0.3	7,662,407

Netherlands	0.2	5,466,685

Colombia	0.1	1,840,680

Brazil	0.0 (1)	8

Spain	0.0	0

Exchange-Traded Funds	1.5	37,596,868

Total Investments	100.0%	$2,490,610,847

(1)	Amount is less than 0.05%.

Abbreviations:

LIBOR	–	London Interbank Offered Rate

USD	–	United States Dollar

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value including $371,977,398 of securities on loan (identified cost, $1,875,562,202)	$2,490,610,847

Dividends and interest receivable	6,165,768

Dividends receivable from affiliated investment	438

Receivable for investments sold	5,609,346

Receivable from the transfer agent	293,161

Tax reclaims receivable	27,884

Total assets	$2,502,707,444

Liabilities

Liquidity Agreement borrowings	$447,000,000

Payable for investments purchased	4,939,590

Due to custodian	2,873,157

Due to custodian — foreign currency, at value (identified cost, $685)	672

Payable to affiliates:

Investment adviser fee	1,702,562

Trustees’ fees	9,042

Accrued expenses	867,847

Total liabilities	$457,392,870

Net Assets	$2,045,314,574

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 73,518,059 shares issued and outstanding	$735,181

Additional paid-in capital	1,398,783,996

Distributable earnings	645,795,397

Net Assets	$2,045,314,574

Net Asset Value

($2,045,314,574 ÷ 73,518,059 common shares issued and outstanding)	$27.82

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Statement of Operations

Investment Income	Six Months Ended April 30, 2021

Dividends	$22,970,636

Interest (net of foreign taxes, $150)	10,215,158

Dividends from affiliated investment	5,957

Total investment income	$33,191,751

Expenses

Investment adviser fee	$9,658,031

Trustees’ fees and expenses	54,538

Custodian fee	233,788

Transfer and dividend disbursing agent fees	10,156

Legal and accounting services	82,878

Printing and postage	231,444

Interest expense and fees	1,421,781

Miscellaneous	46,661

Total expenses	$11,739,277

Net investment income	$21,452,474

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$57,336,810

Proceeds from securities litigation settlements	86,104

Foreign currency transactions	(35,758)

Forward foreign currency exchange contracts	(44,168)

Net realized gain	$57,342,988

Change in unrealized appreciation (depreciation) —

Investments	$486,104,021

Foreign currency	(21,433)

Forward foreign currency exchange contracts	(59,331)

Net change in unrealized appreciation (depreciation)	$486,023,257

Net realized and unrealized gain	$543,366,245

Net increase in net assets from operations	$564,818,719

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$21,452,474	$45,715,582

Net realized gain	57,342,988	96,248,988

Net change in unrealized appreciation (depreciation)	486,023,257	(259,591,168)

Net increase (decrease) in net assets from operations	$564,818,719	$(117,626,598)

Distributions to shareholders	$(63,951,590)	$(127,850,524)

Capital share transactions —

Proceeds from shelf offering, net of offering costs (see Note 5)	$—	$3,726,523

Reinvestment of distributions to shareholders	293,161	1,528,482

Net increase in net assets from capital share transactions	$293,161	$5,255,005

Net increase (decrease) in net assets	$501,160,290	$(240,222,117)

Net Assets

At beginning of period	$1,544,154,284	$1,784,376,401

At end of period	$2,045,314,574	$1,544,154,284

12	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended April 30, 2021

Net increase in net assets from operations	$564,818,719

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(446,367,915)

Investments sold	458,807,145

Decrease in short-term investments, net	24,994,027

Net amortization/accretion of premium (discount)	211,307

Decrease in dividends and interest receivable	1,178,506

Decrease in dividends receivable from affiliated investment	566

Decrease in receivable for open forward foreign currency exchange contracts	116,550

Increase in receivable from the transfer agent	(293,161)

Decrease in tax reclaims receivable	316,149

Decrease in payable for open forward foreign currency exchange contracts	(57,219)

Increase in payable to affiliate for investment adviser fee	236,587

Increase in payable to affiliate for Trustees’ fees	289

Increase in accrued expenses	263,881

Net change in unrealized (appreciation) depreciation from investments	(486,104,021)

Net realized gain from investments	(57,336,810)

Net cash provided by operating activities	$60,784,600

Cash Flows From Financing Activities

Cash distributions paid	$(63,658,429)

Increase in due to custodian	2,873,157

Increase in due to custodian — foreign currency	672

Net cash used in financing activities	$(60,784,600)

Net increase/decrease in cash	$—

Cash at beginning of period	$—

Cash at end of period	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:

Reinvestment of dividends and distributions	$293,161

Cash paid for interest and fees on borrowings	$1,428,189

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,		Period Ended October 31, 2018(1)		Year Ended August 31,
			2020	2019			2018	2017	2016

Net asset value — Beginning of period	$21.010		$24.340	$22.640	$24.250		$22.210	$21.610	$21.220

Income (Loss) From Operations

Net investment income(2)	$0.292		$0.622	$0.577	$0.075		$0.562	$0.824	$0.743

Net realized and unrealized gain (loss)	7.388		(2.212)	2.862	(1.395)		3.218	1.516	1.387

Total income (loss) from operations	$7.680		$(1.590)	$3.439	$(1.320)		$3.780	$2.340	$2.130

Less Distributions

From net investment income	$(0.870	)*	$(0.591)	$(0.560)	$(0.214)		$(0.469)	$(0.863)	$(0.733)

From net realized gain	—		(1.149)	(1.180)	(0.076)		(1.271)	(0.877)	(1.007)

Total distributions	$(0.870)		$(1.740)	$(1.740)	$(0.290)		$(1.740)	$(1.740)	$(1.740)

Premium from common shares sold through shelf offering (see Note 5)(2)	$—		$0.000 (3)	$0.001	$—		$—	$—	$—

Net asset value — End of period	$27.820		$21.010	$24.340	$22.640		$24.250	$22.210	$21.610

Market value — End of period	$27.240		$18.730	$24.950	$22.170		$24.370	$21.730	$20.880

Total Investment Return on Net Asset Value(4)	37.09	%(5)	(6.13)%	16.02%	(5.48	)%(5)	17.79%	11.57%	11.25%

Total Investment Return on Market Value(4)	50.58	%(5)	(18.36)%	21.44%	(7.90	)%(5)	20.98%	12.97%	18.24%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,045,315		$1,544,154	$1,784,376	$1,650,454		$1,767,150	$1,617,605	$1,573,697

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	1.12	%(6)	1.17%	1.14%	1.14	%(6)	1.14%	1.16%	1.18%

Interest and fee expense	0.15	%(6)	0.42%	0.81%	0.74	%(6)	0.61%	0.46%	0.29%

Total expenses	1.27	%(6)	1.59%	1.95%	1.88	%(6)	1.75%	1.62%	1.47%

Net investment income	2.32	%(6)	2.81%	2.51%	1.88	%(6)	2.41%	3.75%	3.53%

Portfolio Turnover	19	%(5)	54%	49%	4	%(5)	58%	85%	91%

Senior Securities:

Total amount outstanding (in 000’s)	$447,000		$447,000	$447,000	$447,000		$447,000	$447,000	$447,000

Asset coverage per $1,000(7)	$5,576		$4,454	$4,992	$4,692		$4,953	$4,619	$4,521

(1)	For the two months ended October 31, 2018. Effective September 1, 2018, the fiscal year-end of the Fund changed from August 31 to October 31.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Annualized.

(7)

Calculated by subtracting the Fund’s total liabilities (not including the borrowings payable/notes payable) from the Fund’s total assets, and dividing the result by the borrowings payable/notes payable balance in thousands.

*	A portion of the distributions may be deemed from net realized gain or a tax return of capital at year-end.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned

15

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

16

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,876,042,420

Gross unrealized appreciation	$629,377,203

Gross unrealized depreciation	(14,808,776)

Net unrealized appreciation	$614,568,427

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the fee is computed at an annual rate of 0.850% of the Fund’s average daily gross assets up to and including $1.5 billion, 0.830% over $1.5 billion up to and including $3 billion, 0.810% over $3 billion up to and including $5 billion and 0.790% on average daily gross assets over $5 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the six months ended April 30, 2021, the Fund’s investment adviser fee amounted to $9,658,031 or 0.84% (annualized) of the Fund’s average daily gross assets. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $425,655,329 and $440,246,278, respectively, for the six months ended April 30, 2021.

5  Common Shares of Beneficial Interest and Shelf Offering

Common shares issued by the Fund pursuant to its dividend reinvestment plan for the six months ended April 30, 2021 and the year ended October 31, 2020 were 10,485 and 61,751, respectively.

Pursuant to a registration statement filed with and declared effective on July 31, 2019 by the SEC, the Fund is authorized to issue up to an additional 5,472,154 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Fund, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Fund’s net asset value per common share. During the six months ended April 30, 2021, the Fund did not sell any common shares through its shelf offering. During the year ended October 31, 2020, the Fund sold 146,951 common shares and received proceeds (net of offering costs) of $3,726,523, through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $28,531 for the year ended October 31, 2020. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Fund’s shares and is entitled to receive a sales commission from the Fund of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Fund was informed that the sales commissions retained by EVD during the year ended October 31, 2020 were $7,528.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended April 30, 2021 and the year ended October 31, 2020.

17

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2021, there were no obligations outstanding under these financial instruments.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. The Fund enters into forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2021, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended April 30, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(44,168)	$(59,331)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the six months ended April 30, 2021, which is indicative of the volume of this derivative type, was approximately $1,523,000.

7  Liquidity Agreement

Effective August 28, 2020, the Fund entered into a Liquidity Agreement (the Agreement) with State Street Bank and Trust Company (SSBT) that allows the Fund to borrow or otherwise access up to $524 million through securities lending transactions, direct loans from SSBT or a combination of both. The Fund has granted to SSBT a security interest in all its cash, securities and other financial assets, unless otherwise pledged, to secure the payment and performance of its obligations under the Agreement. Pursuant to the terms of the Agreement, the Fund has made its securities available for securities

18

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

lending transactions by SSBT acting as securities lending agent for the Fund. Securities lending transactions are required to be secured with cash collateral received from the securities borrowers equal at all times to at least 100%, 102% or 105% of the market value of the securities loaned, depending on the type of security. The market value of securities loaned is determined daily and any additional required collateral is delivered to SSBT on the next business day. The Fund is subject to the possible delay in the recovery of loaned securities. Pursuant to the Agreement, SSBT has provided indemnification to the Fund in the event of default by a securities borrower with respect to security loans. However, the Fund retains all risk of loss and gains associated with securities purchased using cash received as collateral for security loans. The Fund is entitled to receive from securities borrowers all substitute interest, dividends and other distributions paid with respect to the securities on loan. The Fund may instruct SSBT to recall a security on loan at any time. At April 30, 2021, the value of the securities loaned and the value of the cash collateral received by SSBT, which exceeded the value of the securities loaned, amounted to $371,977,398 and $383,435,917, respectively.

Interest on borrowings outstanding under the Agreement is charged at a rate equal to 1-month LIBOR plus 0.50%, payable monthly. SSBT retains all net fees that may arise in connection with securities lending transactions. If the value of securities available to lend falls below a prescribed level, the interest rate may be increased. If the Fund utilizes less than 50% of the commitment amount, it will be charged a monthly non-usage fee of 0.25% per annum on the unused portion of the commitment. The Agreement may be terminated by either SSBT or the Fund upon 360 days’ prior written notice to the other party and after the second anniversary of the Agreement, by the Fund upon 90 days’ prior written notice to SSBT. If certain asset coverage and collateral requirements or other covenants are not met, the Agreement could be deemed in default and result in termination. At April 30, 2021, the Fund had borrowings outstanding under the Agreement of $447 million at an annual interest rate of 0.61%, which are shown as Liquidity Agreement borrowings on the Statement of Assets and Liabilities. The carrying amount of the borrowings at April 30, 2021 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at April 30, 2021. For the six months ended April 30, 2021, the aggregate average borrowings under the Agreement and the average annual interest rate (excluding fees) were $447,000,000 and 0.64%, respectively.

8  Overdraft Advances

Pursuant to the custodian agreement SSBT may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At April 30, 2021, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $2,873,157. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at April 30, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 10) at April 30, 2021. The Fund’s average overdraft advances during the six months ended April 30, 2021 were not significant.

9  Investments in Affiliated Funds

Transactions in affiliated funds by the Fund for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$24,994,027	$178,417,168	$(203,411,195)	$—	$—	$—	$5,957	—

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

19

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

At April 30, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Communication Services	$183,521,132	$—		$—	$183,521,132

Consumer Discretionary	106,500,287	—		—	106,500,287

Consumer Staples	154,808,181	—		—	154,808,181

Energy	86,182,885	—		—	86,182,885

Financials	410,353,459	—		—	410,353,459

Health Care	265,696,823	29,198,886		—	294,895,709

Industrials	240,475,291	—		0	240,475,291

Information Technology	180,761,010	—		—	180,761,010

Materials	55,537,872	—		—	55,537,872

Real Estate	89,520,675	—		—	89,520,675

Utilities	123,257,632	—		—	123,257,632

Total Common Stocks	$1,896,615,247	$29,198,886	**	$0	$1,925,814,133

Corporate Bonds	$—	$348,382,912		$—	$348,382,912

Exchange-Traded Funds	37,596,868	—		—	37,596,868

Preferred Stocks

Communication Services	10,129,680	—		—	10,129,680

Consumer Staples	—	14,878,109		—	14,878,109

Energy	22,941,055	—		—	22,941,055

Financials	47,821,142	28,676,701		—	76,497,843

Real Estate	27,107,887	—		—	27,107,887

Utilities	23,916,468	3,345,892		—	27,262,360

Total Preferred Stocks	$131,916,232	$46,900,702		$—	$178,816,934

Total Investments	$2,066,128,347	$424,482,500		$0	$2,490,610,847

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2021 is not presented.

11  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

20

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

21

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

The Fund held a Joint Special Meeting of Shareholders (the “Special Meeting”) with certain other Eaton Vance closed-end funds on January 7, 2021 and adjourned until January 22, 2021 for the following purpose: approval of a new investment advisory agreement with EVM (“Proposal 1”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	33,444,352	1,398,651	2,190,939	0

(1)	Fractional shares were voted proportionately.

(2)

All shares that were voted and votes to abstain were counted towards establishing a quorum, as were broker non-votes. (Broker non-votes are shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Abstentions and broker non-votes had the effect of a negative vote on Proposal 1. Broker non-votes were not expected with respect to Proposal 1 because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

22

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Tax-Advantaged Dividend Income Fund.

At a meeting held on November 10, 2020 (the “November Meeting”), the Board of Trustees (each, a “Board” and, collectively, the “Board”) of each closed-end Fund (each, a “Fund” and, collectively, the “Funds”(1)) managed by Eaton Vance Management (“Eaton Vance”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds or Eaton Vance, voted to approve a new investment advisory agreement between each Fund and Eaton Vance, each of which is intended to go into effect upon the completion of the Transaction (as defined below) (each, a “New Agreement” and, collectively, the “New Agreements”). The Board’s evaluative process is more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by Eaton Vance and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendations. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including, but not limited to, information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from Eaton Vance and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by Eaton Vance and Morgan Stanley and their respective affiliates during meetings on November 5, 2020 and November 10, 2020.

The Contract Review Committee again met with senior representatives of Eaton Vance and Morgan Stanley at its meeting on November 10, 2020, to further discuss the approval of the New Agreements. The representatives from Eaton Vance and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered Eaton Vance’s and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impact, of the Transaction that relate to the Funds, including the expected impact on the businesses conducted by Eaton Vance with respect to the Funds and, with respect to those Funds (including Eaton Vance Tax-Advantaged Dividend Income Fund) that have shares registered under the Securities Act of 1933, as amended, pursuant to shelf registration statements, Eaton Vance Distributors, Inc. as the distributor of those shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•

A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction, including with respect to the solicitation of shareholder approval of the New Agreements;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to the potential impact of the Transaction on personnel and/or other resources of Eaton Vance and its affiliates, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at Eaton Vance and its affiliates;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

(1)	References to the Funds do not include Eaton Vance Floating-Rate Income Plus Fund.

23

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of Eaton Vance and its affiliates as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements

•	A representation that, after the Closing, all of the Funds will continue to be advised by Eaton Vance, and will continue under the “Eaton Vance” brand;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and Eaton Vance (collectively, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by Eaton Vance to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by Eaton Vance in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by Eaton Vance to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•	Profitability analyses of Eaton Vance with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Closing, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information regarding any contemplated changes to the policies and practices of Eaton Vance with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ post-Closing affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about Eaton Vance

•

Information about the financial results and condition of Eaton Vance since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Confirmation that there are no immediately contemplated post-Closing changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable post-Closing;

24

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of Eaton Vance and its affiliates, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by Eaton Vance and its affiliates, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of Eaton Vance and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance and its affiliates;
•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance and/or administrator to each of the Funds;
•

Information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters;

•	Confirmation that Eaton Vance intends to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;
•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
•	Confirmation that Eaton Vance and Morgan Stanley will continue to keep the Board apprised of developments as the Transaction progresses and prior to and, as applicable, following the Closing;
•	Confirmation that the current senior management team at Eaton Vance has indicated its strong support of the Transaction; and
•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of Eaton Vance regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received reports and participated in presentations provided by Eaton Vance and its affiliates with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by Eaton Vance under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by Eaton Vance under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Eaton Vance, and that Morgan Stanley and Eaton Vance have advised the Board that, following the Closing, there is not expected to be any diminution in the nature, extent and quality of services provided by Eaton Vance to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and Eaton Vance and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Closing, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and Eaton Vance’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered Eaton Vance’s management capabilities, investment processes and investment performance in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of Eaton Vance’s investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of Eaton Vance and other factors, including the reputation and resources of Eaton Vance to recruit and retain

25

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and Eaton Vance regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from Eaton Vance and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which Eaton Vance or its affiliates may be subject in managing the Funds and in connection with the Transaction. The Board considered the deep experience of Eaton Vance and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Funds. In this regard, the Board considered, among other things, Eaton Vance’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of Eaton Vance and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of Eaton Vance and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of Eaton Vance, the Board noted information regarding the impact of the Transaction, as well as Eaton Vance’s and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by Eaton Vance and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanations from Eaton Vance concerning the Fund’s relative performance versus the peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, Eaton Vance and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by Eaton Vance and its affiliates and that the Transaction was not expected to have an adverse effect on the ability of Eaton Vance and its affiliates to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by Eaton Vance, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.

The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by Eaton Vance in response to inquiries from the Contract Review Committee. The Board considered that the New Agreement does not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by Eaton Vance to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services Eaton Vance provides to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to Eaton Vance as between each Fund and other types of accounts.

26

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by Eaton Vance, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by Eaton Vance and relevant affiliates thereof in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by Eaton Vance and its affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by Eaton Vance and its affiliates were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and Eaton Vance are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from Eaton Vance and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by Eaton Vance and its affiliates in connection with their respective relationships with the Funds, including the benefits of research services that may be available to Eaton Vance and its affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by Eaton Vance and its affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by Eaton Vance and its affiliates in connection with services provided pursuant to the Current Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of Eaton Vance and its affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which Eaton Vance and its affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of Eaton Vance and its affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and Eaton Vance are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by Eaton Vance, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by Eaton Vance. The Board also considered the fact that the Funds are not continuously offered in the same manner as an open-end fund and that, notwithstanding that certain Funds (including Eaton Vance Tax-Advantaged Dividend Income Fund) are authorized to issue additional common shares through a shelf offering, the Funds’ assets may not increase materially in the foreseeable future.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

27

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2021

Officers and Trustees

Officers

Edward J. Perkin

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

28

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

29

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

31

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7734    4.30.21

Item 2.	Code of Ethics

Not required in this filing.

Item 3.	Audit Committee Financial Expert

Not required in this filing.

Item 4.	Principal Accountant Fees and Services

Not required in this filing.

Item 5.	Audit Committee of Listed Registrants

Not required in this filing.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the Registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	June 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 24, 2021

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	June 24, 2021